Exhibit 99.2 GLOBAL MANIA EMPIRE MANAGEMENT LIMITED
BALANCE SHEETS (UNAUDITED)

	June 30,	December 31,
	2010	2009
ASSETS		(Audited)
CURRENT ASSETS
Cash and cash equivalents	$69,869	$41,028
Accounts receivable, net of allowance for doubtful accounts	104,962	38,017
Other receivables and deposits	9,575	1,436
Total current assets	184,406	80,481

PROPERTY, PLANT & EQUIPMENT, NET	6,285	8,147
TOTAL ASSETS	$190,691	$88,628

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
CURRENT LIABILITIES
Accounts payable	$66,348	$28,204
Advances from shareholders	72,854	31,703
Accrued expenses and other payables	171,128	76,352
Total current liabilities	310,330	136,259

TOTAL LIABILITIES	310,330	136,259

STOCKHOLDERS’ EQUITY
Common stock, par value HK$1, 10,000 shares authorized; 200 shares issued and outstanding as of June 30, 2010 and December 31, 2009 respectively	26	26
Accumulated deficit	(119,665)	(47,657)
TOTAL STOCKHOLDERS’ EQUITY	(119,639)	(47,631)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$190,691	$88,628

See accompanying notes to the condensed financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED
STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (UNAUDITED)

	For the three	For the three	For the six	For the six
	months ended	months ended	months ended	months ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

REVENUE	$258,856	$210,451	$398,575	$315,786

COST OF SALES	(178,443)	(57,771)	(249,611)	(66,058)

GROSS PROFIT/(LOSS)	80,413	152,680	148,964	249,728

EXPENSES
General & administrative	145,876	149,009	220,972	241,613

TOTAL OPERATING EXPENSES	145,876	149,009	220,972	241,613

OPERATING (LOSS) INCOME	(65,463)	3,671	(72,008)	8,115

(LOSS) INCOME BEFORE TAXES	(65,463)	3,671	(72,008)	8,115

PROVISION FOR INCOME TAXES	-	-	-	-

NET (LOSS) INCOME	$(65,463)	$3,671	$(72,008)	$8,115

OTHER COMPREHENSIVE INCOME	-	-	-	-

COMPREHENSIVE (LOSS) INCOME	$(65,463)	$3,671	$(72,008)	$8,115

NET (LOSS) INCOME PER SHARE, BASIC AND DILUTED	$(327.32)	$36.71	$(360.04)	$81.15

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING,	200	100	200	100
BASIC AND DILUTED

See accompanying notes to the condensed financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED
STATEMENT OF CASH FLOWS (UNAUDITED)

	For the six	For the six
	months ended	months ended
	June 30, 2010	June 30, 2009
Cash Flows From Operating Activities:
Net (loss) income	$(72,008)	$8,115
Adjustments to reconcile net (loss) income to net cash (used by) generated from operating activities:
Depreciation	1,862	1,015
Changes in operating assets and liabilities:
(Increase) decrease in account receivables	(66,945)	40,069
(Increase) decrease in other receivables and deposits	(8,139)	641
Increase in accounts payable	38,144	-
Increase (decrease) in accrued expenses and other payables	94,776	(327)
Net cash (used in) generated from operating activities	(12,310)	49,513

Cash Flows From Investing Activities:
Purchase of property, plant and equipment	-	(4,497)
Net cash used in investing activities	-	(4,497)

Cash Flows From Financing Activities:
Advances from shareholders	41,151	190
Net cash provided from financing activities	41,151	190

Net increase in cash and cash equivalents	28,841	45,206

Cash and cash equivalents at Beginning of Period	41,028	8,498

Cash and cash equivalents at the End of Period	$69,869	$53,704

See accompanying notes to the condensed financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED

Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Global Mania Empire Management Limited was incorporated in Hong Kong on October 6, 2008.  The Company is engaged in the business of managing artists in the entertainment industry and projects relating to these artists.

NOTE 2 - PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and the Company’s subsidiaries. All significant inter-company balances and transactions have been eliminated. The consolidated financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Economic and Political Risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)	Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts in Hong Kong through its wholly-owned subsidiary.

(c)	Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized. The cost and the related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(d)	Depreciation and Amortization

The Company provides for depreciation of property, plant and equipment principally by use of the straight-line method for financial reporting purposes. Property, plant and equipment are depreciated over the following estimated useful lives:

Furniture and fixtures	5 years
Computer equipment	5 years

The depreciation expense for the period ended June 30, 2010 and June 30, 2009 amounted to $1,862 and $1,015 respectively.

(e)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the period ended June 30, 2010.

(f)	Income Tax

The Company has adopted the provisions of statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which incorporates the use of the asset and liability approach of accounting for income taxes. The Company allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

In accordance with the relevant tax laws and regulations of Hong Kong, the corporation income tax rate applicable is 16.5%. At times generally accepted accounting principles requires the Company to recognize certain income and expenses that do not conform to the timing and conditions allowed by Hong Kong. The Company has no income tax expense for period ended June 30, 2010.

(g)	Fair Value of Financial Instruments

The carrying amounts of the Company's cash, other receivable, other payable and accrued expenses approximate to their fair values because of the short maturity of these items.

(h)	Revenue Recognition

Revenue represents the invoiced value of services rendered to customers during the period. Revenue is recognized when all of the following criteria are met:

a)	Persuasive evidence of an arrangement exists,
b)	Delivery has occurred or services have been rendered,
c)	The seller's price to the buyer is fixed or determinable, and
d)	Collectibility is reasonably assured.

(i)	Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As of June 30, 2010 and 2009, there was no dilutive security outstanding.

(j)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(k)	Retirement Benefits

Hong Kong mandates companies to operate a mandatory provident fund plan, which is available to all employees in Hong Kong. Both the Company and the employees are required to contribute 5% (subject to an aggregate amount of $256) per month of the employees’ relevant income.  Contributions from the Company are 100% vested to the employees as soon as they are paid to the plan.  Contributions to the plan are expensed in the statement of operations as they become payable in accordance with the rules of the plan.  The assets of the plan are held separately from those of the Company and managed by independent professional fund managers.  The Company provides no other retirement benefits to its employees.

(l)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain, net of tax.

(m)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States Dollar (US$). The functional currency of the Company is the Hong Kong Dollar (HK$). Capital accounts of the consolidated financial statements are translated into US$ from HK$ at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The translation rates are as follows:

	2010	2009
Period/year end HK$ : US$ exchange rate	0.1282	0.1282
Average yearly HK$ : US$ exchange rate	0.1282	0.1282

(n)	Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its financial statements.

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable is carried at the net invoiced value charged to customer. The Company will record an allowance for doubtful accounts to cover estimated credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectability of outstanding accounts receivable. The Company evaluates the credit risk of its customers utilizing historical data and estimates of future performance. There were no allowances for doubtful accounts as of June 30, 2010.

NOTE 4 – DEPOSITS PAID AND OTHER RECEIVABLES

Deposits paid consists of payments and deposits made by the Company to third parties in the normal course of business operations with no interest being charged and no fixed repayment terms. These payments are made for the products and services that are used by the Company in its current operations.

The Company evaluates the amounts recorded as deposits paid and other receivables on a periodic basis and records a charge to the current operations of the Company when the related expense has been incurred or when the amounts reported as other receivables is no longer deemed to be collectible by the Company.

Deposits paid and other receivables as of June 30, 2010 and 2009 are summarized as follows:

	As of June 30, 2010	As of June 30, 2009

Deposits paid	$-	$449
Other receivables	9,575	-

Total	$9,575	$449

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment of the Company consist primarily of furniture and fixtures and computer equipment owned and operated by the Company. Property, plant and equipment as of June 30, 2010 and 2009 are summarized as follows:

	As of June 30, 2010	As of June 30, 2009
At cost:
Furniture and fixtures	$2,795	$2,795
Computer equipment	7,359	6,631
	10,154	9,426
Less: Accumulated depreciation	(3,869)	(1,188)

Property, plant and equipment, net	$6,285	$8,238

The depreciation expense for the period ended June 30, 2010 and 2009 amounted to $1,862 and $1,015, respectively.

NOTE 6 - ACCRUED EXPENSES AND OTHER PAYABLES

	As of	As of
	June 30, 2010	June 30, 2009

Accrued expenses	$171,128	$29,696
Other payables	-	-
Total	$171,128	$29,696

NOTE 7 - INCOME TAX AND DEFERRED TAX LIABILITIES

Corporation Income Tax ("CIT")

In accordance with the relevant tax laws and regulations of Hong Kong, the statutory corporate income tax rate is 16.5% for the period ended June 30, 2010 and 2009.  No provision for the statutory corporate income tax is made as the Company incurred losses for the period ended June 30, 2010 and 2009.

The Company's actual tax expense differs from the "expected" tax expense for the period ended June 30, 2010 and 2009 (computed by applying the CIT rate of 16.5% to net loss of the Company).

	For the period ended	For the period ended
	June 30, 2010	June 30, 2009
Net (loss) income before provision for income taxes	$(72,008)	$8,115
Tax at the applicable rate: 16.5%	(11,881)	1,339
Tax effect of loss not recognized	11,881	(1,339)
TOTAL	$-	$-

The provisions for income taxes for the period ended June 30, 2010 and 2009 are summarized as follows:

	As of June 30,	As of June 30,
	2010	2009

Current	$-	$-
Deferred	-	-

TOTAL	$-	$-

There are no other timing differences between reported book or financial income and income computed for income tax purposes.  Therefore, the Company has made no adjustment for deferred tax assets or liabilities.

NOTE 8 – CERTAIN RELATIONSHIPS AND RELATED PARTIES TRANSACTIONS, AND DIRECTOR INDEPENDENCE

(a)

Advances from shareholders

Advances from shareholders are unsecured, interest free and are expected to be repaid the coming year.

(b)

Transactions with related parties

During the period ended June 30, 2010 and 2009, the Company had the following related party transactions:

		For the period ended		For the period ended
		June 30, 2010		June 30, 2009
Salaries, allowances and accommodation expenses paid to shareholders:	$		$
- Mr. Lam Wai Hon, Johnson		26,923		61,538
- Mr. Kwong Kwan Yin, Roy		46,923		34,615

TOTAL		$73,846		$96,153

NOTE 9 - COMMON STOCK

The Company was incorporated on October 6, 2008 with authorized shares of 10,000 with a par value of HK$1 each. 100 shares were issued for cash in the amount of $113 at the inception of the Company.

On November 6, 2009, 100 ordinary shares of HK$1 each were issued for cash in the amount of $113.

 NOTE 10 - CONTINGENCIES AND COMMITMENTS

The Company has no contingencies and commitments as of June 30, 2010 and 2009, respectively.

NOTE 11 - SUBSEQUENT EVENTS

On June 25, 2010, the Company and the shareholders of the Company entered into an Agreement for a Share Exchange (the “Agreement”) with Asian Trends Media Holdings, Inc., a Nevada incorporated company (“Asian Trends”) and the Agreement was closed on August 31, 2010.  Pursuant to the Agreement, Asian Trends acquired 100% ownership of the Company.

Upon the closing of the Agreement, the Company became a 100% subsidiary of Asian Trends.